SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2009
NORTHWEST BANCORP, INC.
(Exact name of registrant as specified in its charter)

United States	0-23817	23-2900888

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

100 Liberty Street Warren, Pennsylvania (Address of principal executive office)	16365 (Zip code)
Registrant’s telephone number, including area code: (814) 726-2140

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01 Regulation FD Disclosure
William J. Wagner, Chief Executive Officer and William W. Harvey, Jr., Chief Financial Officer made a community presentation to individuals in the Company’s southwest region on February 26, 2009. The slides from the presentation are filed herein.
Item 9.01 Financial Statements and Exhibits
(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

Exhibit No.	Description
99.1	Slide of presentation made February 26, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORTHWEST BANCORP, INC.

DATE:	February 26, 2009	By:	/s/ William W. Harvey, Jr. William W. Harvey, Jr.
Chief Financial Officer